EXHIBIT 32.2

CERTIFICATION PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT

In connection with the Quarterly Report on Form 10-Q of United Insurance Holdings Corp. for the quarter ended September 30, 2011, as filed with the Securities and Exchange Commission (the Report), I, Hassan R. Baqar, the Interim Chief Financial Officer (principal financial officer and principal accounting officer) of United Insurance Holdings Corp. hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of United Insurance Holdings Corp.

By:	/s/ Hassan R. Baqar

Hassan R. Baqar Interim Chief Financial Officer (principal financial officer and principal accounting officer)		November 9, 2011